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                                                               EXHIBIT NO. 23.01



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 21, 1998, included (or incorporated by reference) in Kennametal Inc.'s Form 10-K for the year ended June 30, 1998, and all references to our firm included in this registration statement.

Arthur Andersen LLP
Pittsburgh, Pennsylvania
April 28, 1999